April 23, 2001

Board of Directors
The Prudential Insurance Company of America
231 Washington Street
Newark, NJ 07102

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 27 to the registration statement on Form N-4 for The Prudential Qualified Individual Variable Contract Account (File No.2-80897). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                                   Very truly yours,

                                                   SHEA & GARDNER

                                                   By: /s/ CHRISTOPHER E. PALMER
                                                      --------------------------
                                                       Christopher E. Palmer